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                                                                   EXHIBIT 23(2)


                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]



INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in this Registration Statement on Form S-1A Amendment No.2, of our report dated March 18, 2002 relating to the consolidated financial statements of CanArgo Energy Corporation which appears in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

                                                      /s/ PRICEWATERHOUSECOOPERS

                                                          PricewaterhouseCoopers
                                                           Chartered Accountants

London, England
September 6, 2002